Annual Report
April 30, 2002

(LOGO)
OAKHURST(R)
[GRAPHIC OMITTED]

Phoenix-Oakhurst Income & Growth Fund

(LOGO)
PHOENIX
INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.
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

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      We are pleased to provide this annual report for Phoenix-Oakhurst Income & Growth Fund for the 12 months ended April 30, 2002. On the following pages, the fund's portfolio managers, Steven Colton and David Albrycht, review the events of the last year that affected performance and provide an overview of the fund's investment strategy. We believe you will find their comments informative.

      As a firm, Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with volatile markets. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.

      If you have any questions about your account, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to www.PhoenixInvestments.com and select INDIVIDUAL INVESTORS to enter the "Investor Center." Take advantage of our new Investor Resources, including educational, tax and retirement topics. And now it's easier to access your account, get current prices and portfolio information, print service forms and view prospectuses.


Sincerely,

/s/  PHILIP R. MCLOUGHLIN

Philip R. McLoughlin

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

PHOENIX-OAKHURST INCOME & GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, STEVEN L. COLTON AND DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Oakhurst Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund's primary investment objective.

Q: PLEASE PROVIDE A BRIEF OVERVIEW OF THE MARKETS OVER THE LAST YEAR.

A: For a second year in a row, stock prices fell in 2002. The last time we had two consecutive years of declining equity prices was during the 1973-1974 bear market. The S&P 500 Index fell 12.63% for the year. The Nasdaq Composite Index dropped 19.95%, due to steep declines in the value of technology and telecommunications issues. The one bright spot in the equity markets was the small-cap sector. The Russell 2000(R) Index of small-capitalization companies rose 6.84%.1

      The market was hurt by a variety of factors. First, the economy went into a recession in March of 2001. This was led by a dramatic decline in business spending on technology-related goods and services. Second, the September 11th terrorist attacks further weakened a declining economy and damaged consumer confidence. The conflict in the Middle East between Israel and the Palestinians plus troubles in Iraq caused volatility in oil prices. There were allegations of fraud in the utility industry, leading to the bankruptcy of Enron Corporation. There were credit quality concerns and debt downgrades at large corporations, including WorldCom and Tyco. The New York Attorney General and the Securities and Exchange Commission began investigating fraud in the research practices of major brokerage firms. With a list like this, it's not surprising the stock market fell during the last fiscal year.

      On the other hand, the environment for the bond markets was very favorable. The broad-based Lehman Brothers Aggregate Bond Index 2 was up 7.84% for the year as the market benefited from a benign inflation environment and indications that the economy was beginning to recover. Investors were hopeful that a strengthening economy would improve corporate profits, leading to higher bond prices in the spread (non-Treasuries) sectors of the market, particularly high-yield securities.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: Performance of the equity portion of the portfolio was in line with its benchmark, the S&P 500 Index, which declined 12.63% for the 12 months ended April 30, 2002, while the bond portion of the portfolio performed strongly. For the year, Class A shares were down 3.01%, Class B shares fell 3.78%, and Class C shares lost 3.86% versus a negative return of 2.50% for the fund's benchmark, a composite index made up of 50% of the S&P 500 Index return and 50% of the Lehman Brothers Aggregate Bond Index return. All returns exclude the effect of sales charges and include reinvestment of distributions. Past performance is not a guarantee of future performance.

      The stock holdings benefited from strong performance in our aerospace/ defense and health-care holdings. General Dynamics, L-3 Communications


1 THE S&P 500 INDEX IS A MEASURE OF BROAD STOCK MARKET TOTAL RETURN PERFORMANCE. THE NASDAQ COMPOSITE INDEX IS A MEASURE OF TECHNOLOGY-RELATED STOCK TOTAL RETURN PERFORMANCE. THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAPITALIZATION STOCK TOTAL RETURN PERFORMANCE.
2 THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

and Northrop Grumman all rose sharply as the government ramped up spending on national defense. Our holdings in the medical services industry rose sharply as enrollments increased and companies were able to raise premiums. This combination resulted in stronger-than-expected earnings from Oxford Health Plans, UnitedHealth Group and Wellpoint Health Networks.

      On the downside, holdings in the technology, telecommunications and utility sectors hurt the portfolio's performance. Weak business spending on technology goods by businesses resulted in sharply lower earnings for Hewlett Packard, Comverse Technology and EMC Corporation. Enron fears infected the whole utility sector, including portfolio holdings like Aquila, which was formerly known as Utilicorp United. Tyco International was hurt by accounting and debt concerns. The shares were further damaged after bids for certain business units came in below expectations. This caused the company to abandon their breakup plan, and the shares fell even further.

      The portfolio's bond portion benefited from exposure to top-tier high-yield bonds and emerging-market debt. Also contributing positively to performance was the portfolio's underweighted position in both the U.S. Treasury and U.S. corporate bond sectors, which exhibited weakness relative to structured products, such as mortgage-backed securities and asset-backed securities, which are generally more defensive in a rising, or perceived to be rising, interest rate environment, given their sensitivity to prepayments.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: The market is currently not very optimistic. The recovery is slowing, and investors are worried about accounting problems and debt downgrades and possess a distrust of corporate management. All of these issues are causing near-term downward pressure on stock prices. Looking toward the future, we have reduced our technology and telecom weightings and increased our health-care exposure in order to take advantage of current market opportunities.

      Economic growth is being generated by consumer spending, inventory replenishment and government spending. For a meaningful recovery, we need a pickup in business investment, especially for technology goods and services. One positive signal we are seeing is that earnings estimates for the S&P 500 companies have increased for the current year. If earnings growth resumes and inflation and interest rates stay low, we should have a recipe for higher stock prices. We are keeping our fingers crossed.

      For the fixed-income markets, we expect credit sectors to continue to perform well as the economy appears stronger and the effects of the Fed's monetary stimulus in 2001 (11 interest rate cuts) take further hold. Given the recent strength of commercial mortgage-backed securities, we have begun to reduce our exposure to this sector. We remain comfortable with the portfolio's position in taxable municipals, given the yield advantage this high-quality sector offers over comparable U.S. Treasuries.

      Our outlook for the high-yield sector continues to be positive with respect to issue-specific opportunities. We believe the high-yield sector continues to be attractive but could suffer from near-term volatility, particularly if the economic recovery relies on consumer strength rather than a recovery in corporate profits. Our outlook for emerging markets is neutral; we do not expect strong appreciation in the sector but steady compensation through the yield advantage.

                                                                    MAY 14, 2002

Phoenix-Oakhurst Income & Growth Fund

------------------------------------------------------------------------------------------------------------
TOTAL RETURNS 1                                                                       PERIODS ENDING 4/30/02
------------------------------------------------------------------------------------------------------------
                                                                                      INCEPTION    INCEPTION
                                                      1 YEAR     5 YEARS   10 YEARS   TO 4/30/02     DATE
                                                      ------     -------   --------   ----------   ---------
        Class A Shares at NAV 2                        (3.01)%     5.75%      8.18%          --          --
        Class A Shares at POP 3                        (8.58)      4.51       7.54           --          --

        Class B Shares at NAV 2                        (3.78)      4.96       7.39           --          --
        Class B Shares with CDSC 4                     (7.52)      4.96       7.39           --          --

        Class C Shares at NAV 2                        (3.86)        --         --        (0.10)    8/27/99
        Class C Shares with CDSC 4                     (3.86)        --         --        (0.10)    8/27/99

        Balanced Benchmark 7                           (2.50)      8.09      10.14       Note 5      Note 5

        S&P 500 Index 8                               (12.63)      7.60      12.27       Note 5      Note 5

        Lehman Brothers Aggregate Bond Index 9          7.84       7.66       7.51       Note 5      Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deterred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index  performance for Class C are Balanced  Benchmark 1.42% (since  8/31/99),
  S&P 500 Index (7.23)% (since 8/27/99) and Lehman Brothers Aggregate Bond Index 8.66% (since 8/31/99).

6 This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.

7 The  Balanced  Benchmark  is a  composite  index made up of 50% of the S&P 500
  Index return and 50% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.

8 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

9 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------------------------------
GROWTH OF $10,000                                                                                       PERIODS ENDING 4/30
---------------------------------------------------------------------------------------------------------------------------

                                                     [GRAPHIC OMITTED]

                                EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      Phoenix-Oakhurst Income & Growth Fund                                                       Lehman Brothers Aggregate
                    Class A 6                   Balanced Benchmark 7       S&P 500 Index 8              Bond Index 9
4/30/92           $ 9,425.00                          $10,000.00            $10,000.00                  $10,000.00
4/30/93            10,818.25                           11,130.54             10,924.31                   11,326.10
4/29/94            11,184.32                           11,477.14             11,508.18                   11,422.71
4/28/95            11,850.29                           12,895.15             13,519.21                   12,258.05
4/30/96            14,102.72                           15,352.72             17,612.18                   13,318.18
4/30/97            15,644.54                           17,809.23             22,051.31                   14,261.48
4/30/98            19,065.37                           22,350.40             31,151.34                   15,817.08
4/30/99            20,394.25                           25,587.66             37,947.39                   16,809.96
4/28/00            21,259.41                           27,128.50             41,852.82                   17,021.05
4/30/01            21,333.12                           26,954.43             36,405.58                   19,129.05
4/30/02            20,691.95                           26,280.18             31,806.11                   20,628.57

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested.
The performance of other share classes will be greater or less than that shown based on differences in  inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                        4/30/02
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Financials                                19%
                   Technology                                16
                   Health Care                               16
                   Consumer Discretionary                    13
                   Industrials                                9
                   Consumer Staples                           8
                   Energy                                     7
                   Other                                     12

Phoenix-Oakhurst Income & Growth Fund

--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                   1.7%
    PRODUCES CONSUMER AND INDUSTRIAL PRODUCTS
 2. Microsoft Corp.                                                        1.4%
    MAJOR PRODUCER OF COMPUTER SOFTWARE
 3. ExxonMobil Corp.                                                       1.3%
    MAJOR INTERNATIONAL INTEGRATED OIL AND GAS COMPANY
 4. Johnson & Johnson                                                      1.2%
    PRODUCES AND DISTRIBUTES HEALTH-CARE PRODUCTS
 5. Citigroup, Inc.                                                        1.1%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 6. Pfizer, Inc.                                                           1.1%
    PRODUCES HEALTH-CARE AND CONSUMER PRODUCTS AND SPECIALTY CHEMICALS
 7. American International Group, Inc.                                     0.9%
    MAJOR INTERNATIONAL INSURANCE HOLDING COMPANY
 8. Intel Corp.                                                            0.9%
    MANUFACTURES SEMICONDUCTOR MEMORY CHIPS
 9. Wal-Mart Stores, Inc.                                                  0.8%
    MAJOR DISCOUNT STORE OPERATOR
10. Bank of America Corp.                                                  0.8%
    SOUTHEAST-BASED COMMERCIAL BANK
--------------------------------------------------------------------------------

                          INVESTMENTS AT APRIL 30, 2002

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
U.S. GOVERNMENT SECURITIES--0.2%

U.S. TREASURY NOTES--0.2%
U.S Treasury Notes 5%, 2/15/11 ..........       AAA     $   930  $    924,914
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $922,848)                                            924,914
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--5.4%
GNMA 6.50%, '23-'32                             AAA      26,722    27,246,746
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $26,527,825)                                      27,246,746
-----------------------------------------------------------------------------

AGENCY NON-MORTGAGE-BACKED
SECURITIES--1.0%
Fannie Mae 6.125%, 3/15/12 ............         AAA       5,000     5,138,425
-----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,127,008)                                        5,138,425
-----------------------------------------------------------------------------

MUNICIPAL BONDS--6.3%

CALIFORNIA--2.1%
Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14 ..................       AAA       1,500     1,634,070

Long Beach Pension Obligation Taxable
6.87%, 9/1/06 ...........................       AAA       2,750     2,935,268

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11 .........       AAA       1,000     1,091,360


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
CALIFORNIA--CONTINUED
San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08 ...........       AAA     $ 1,335  $  1,440,238

Sonoma County Pension Obligation
Revenue Taxable 6.625%, 6/1/13 ..........       AAA       2,100     2,196,264

Ventura County Pension Obligation
Revenue Taxable 6.54%, 11/1/05 ..........       AAA       1,325     1,418,134
                                                                 ------------
                                                                   10,715,334
                                                                 ------------
FLORIDA--0.6%
Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05 .........       AAA       2,820     2,882,914

NEW JERSEY--0.4%
New Jersey Sports & Exposition
Authority Revenue Taxable Series A
6.75%, 3/1/10 ...........................       AAA       1,780     1,872,542

OREGON--0.5%
Multnomah County Pension Obligation
Revenue Taxable 7.20%, 6/1/10 ...........      Aaa(c)     2,590     2,800,696

PENNSYLVANIA--1.5%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.69%, 4/15/07 ..........................       AAA       3,000     3,066,360

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17 ..................       AAA       4,250     4,287,315
                                                                 ------------
                                                                    7,353,675
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
TEXAS--1.2%
Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/06 ..........       AAA     $ 4,415  $  4,631,909

Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/07 ..........       AAA       1,200     1,256,292
                                                                 ------------
                                                                    5,888,201
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $29,941,486)                                      31,513,362
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.5%
Americredit Automobile Receivables
Trust 02-1, E 8.40%, 8/6/09 .............        BB       1,000     1,002,200

Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28 ........       AAA       1,500     1,586,386

Discover Card Master Trust I 98-6, A
5.85%, 1/17/06 ..........................       AAA       1,250     1,291,833

Green Tree Financial Corp. 96-7, M1
7.70%, 10/15/27 .........................       AA-       1,500     1,446,563

Premier Auto Trust 98-3, B 6.14%, 9/8/04        AAA       2,500     2,502,277

WFS Financial Owner Trust 00-C, A3
7.07%, 2/20/05 ..........................       AAA       4,646     4,765,383
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $12,584,999)                                      12,594,642
-----------------------------------------------------------------------------

CORPORATE BONDS--7.5%

AIRLINES--0.2%
Northwest Airlines Corp. 00-1
8.072%, 10/1/19 .........................       AAA         958     1,023,923

BANKS--0.8%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08 .................................        A        1,500     1,548,463

Wachovia Corp. 5.625%, 12/15/08 .........        A-       2,500     2,452,745
                                                                 ------------
                                                                    4,001,208
                                                                 ------------
BROADCASTING & CABLE TV--0.7%
CSC Holdings, Inc. 7.625%, 7/15/18 ......       BB+       2,000     1,732,710

CSC Holdings, Inc. Series B
7.625%, 4/1/11 ..........................       BB+       1,000       936,750

Comcast Cable Communications, Inc.
7.125%, 6/15/13 .........................       BBB       1,000       965,700
                                                                 ------------
                                                                    3,635,160
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
CASINOS & GAMING--0.7%
Ameristar Casinos, Inc. 10.75%, 2/15/09 .        B-     $ 1,000  $  1,115,000
MGM Mirage, Inc. 9.75%, 6/1/07 ..........       BB+         550       606,375
MGM Mirage, Inc. 8.50%, 9/15/10 .........       BBB-      1,500     1,600,164
                                                                 ------------
                                                                    3,321,539
                                                                 ------------
CONSTRUCTION & ENGINEERING--0.2%
Terex Corp. Series B 10.375%, 4/1/11 ....        B          700       770,000

CONSTRUCTION & FARM MACHINERY--0.2%
Cummins Engine, Inc. 6.45%, 3/1/05 ......       BBB-      1,250     1,262,063

CONSUMER FINANCE--0.2%
Household Finance Co. 6.75%, 5/15/11 ....        A        1,000       990,000

DIVERSIFIED FINANCIAL SERVICES--0.3%
Pemex Master Trust 144A 7.875%,
2/1/09(b) ...............................       BBB-      1,500     1,543,125

FOOD DISTRIBUTORS--0.1%
Fleming Cos., Inc. 10.625%, 7/31/07 .....        B+         500       516,250

GAS UTILITIES--0.2%
Amerigas Partner/Eagle Finance
8.875%, 5/20/11 .........................       BB+       1,000     1,045,000

HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
AmerisourceBergen Corp.
8.125%, 9/1/08 ..........................       BB-       1,695     1,805,175

HEALTH CARE FACILITIES--0.5%
Healthsouth Corp. 7.375%, 10/1/06 .......       BBB-        500       507,500
Healthsouth Corp. 10.75%, 10/1/08 .......       BB+       2,000     2,250,000
                                                                 ------------
                                                                    2,757,500
                                                                 ------------
HOMEBUILDING--0.5%
Lennar Corp. 7.625%, 3/1/09 .............       BB+       1,250     1,275,000
Ryland Group 8%, 8/15/06 ................       BB+         970       999,100
                                                                 ------------
                                                                    2,274,100
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.2%
Tyco International Group 6.875%, 1/15/29        BBB       1,500     1,115,820

INTEGRATED OIL & GAS--0.1%
Conoco Funding Co. 5.45%, 10/15/06 ......       BBB+        500       504,200

INTEGRATED TELECOMMUNICATION SERVICES--0 7%
Century Telephone Enterprises, Inc.
Series F 6.30%, 1/15/08 .................       BBB+      2,500     2,439,375

Qwest Corp. 144A 8.875%, 3/15/12(b) .....       BBB-      1,250     1,216,475
                                                                 ------------
                                                                    3,655,850
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
MOVIES & ENTERTAINMENT--0.3%
AOL Time Warner, Inc. 6.15%, 5/1/07 .....       BBB+    $ 1,500  $  1,454,688

OIL & GAS EXPLORATION & PRODUCTION--0.1%
Chesapeake Energy Corp. 8.375%,
11/1/08 .................................        B+         500       506,250

PACKAGED FOODS--0.4%
Land O Lakes, Inc. 144A 8.75%,
11/15/11(b) .............................        BB       2,000     1,870,000

RAILROADS--0.2%
Union Pacific 6.50%, 4/15/12 ............       BBB-      1,000     1,004,090

REAL ESTATE INVESTMENT TRUSTS--0.3%
Host Marriott LP 144A 9.50%, 1/15/07(b) .       BB-       1,500     1,591,875

STEEL--0.1%
Allegheny Technologies 144A 8.375%,
12/15/11(b) .............................       BBB+        500       517,455

WIRELESS TELECOMMUNICATION SERVICES--0.1%
AT&T Wireless Services, Inc. 7.50%,
5/1/07 ..................................       BBB         500       499,812
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $37,729,276)                                      37,665,083
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--16.5%

DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31 .............      Aaa(c)     2,800     2,893,114

DLJ Mortgage Acceptance Corp.
96-CF1, A1B 7.58%, 3/13/28 ..............       AAA       4,400     4,734,154

First Union - Lehman Brothers -
Bank of America 98-C2, D 6.778%,
11/18/35 ................................       BBB       5,500     5,443,838

First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/29 ........      Aa(c)      2,500     2,687,018

First Union Commercial Mortgage Trust
99-C1, A2 6.07%, 10/15/35 ...............       AAA       1,800     1,840,781

G.E. Capital Mortgage Services, Inc.
94-9, M 6.50%, 2/25/24 ..................       AAA       7,754     7,939,656

G.E. Capital Mortgage Services, Inc.
96-4, A5 7%, 3/25/26 ....................       AAA       6,812     6,975,474

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26 .................      AAA(c)       390       396,180


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
GMAC Commercial Mortgage Securities,
Inc. 97-C2, B 6.703%, 4/16/29 ...........      Aa(c)    $ 7,000  $  7,292,369

JP Morgan Chase Commercial Mortgage
Securities Corp. 01-C1BC, A3 6.26%,
3/15/33 .................................       AAA       1,500     1,532,700

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 10/15/32 ..............      AAA(c)     2,000     2,164,533

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/35 ..............       AAA       5,000     5,142,705

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07 .................................       AA+       4,340     4,621,665

Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05 .........................       AAA       1,500     1,578,516

Norwest Asset Securities Corp. 99-13, B1
6.75%, 5/25/29 ..........................      AA(c)      8,891     8,981,582

Prudential Home Mortgage Securities
94-15, M 6.80%, 5/25/24 .................      Aaa(c)     6,064     6,121,087

Residential Funding Mortgage Securities I
96-S1, A11 7.10%, 1/25/26 ...............       AAA       1,899     1,935,165

Residential Funding Mortgage Securities I
96-S4, M1 7.25%, 2/25/26 ................       AAA       2,238     2,275,744

Securitized Asset Sales, Inc. 1993-J 2B
6.784%, 11/28/23(d) .....................      AAA(c)     6,614     6,673,782

Structured Asset Securities Corp.
00-C2, L 3.607%, 5/20/09(d) .............      BB+(c)     1,875     1,855,827
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $80,243,292)                                      83,085,890
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--8.6%

BRAZIL--0.2%
Republic of Brazil 11.625%, 4/15/04 .....       BB-       1,000     1,030,000

CHILE--0.2%
Republic of Chile 7.125%, 1/11/12 .......        A-       1,150     1,205,134

COSTA RICA--0.9%
Republic of Costa Rica 144A 9.335%,
5/15/09(b) ..............................        BB       3,185     3,487,575

Republic of Costa Rica 144A 9.995%,
8/1/20(b) ...............................        BB       1,000     1,142,500
                                                                 ------------
                                                                    4,630,075
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
EL SALVADOR--0.5%
Republic of El Salvador 144A 9.50%,
8/15/06(b) ..............................       BB+     $ 2,500  $  2,737,500

GUATEMALA--0.5%
Republic of Guatemala 144A 10.25%,
11/8/11(b) ..............................        BB       2,000     2,260,000

JAMAICA--0.4%
Government of Jamaica 11.625%,
1/15/22 .................................        B+       1,000     1,087,500

Government of Jamaica 144A 11.75%,
5/15/11(b) ..............................        B+         750       832,500
                                                                 ------------
                                                                    1,920,000
                                                                 ------------
MEXICO--2.2%
United Mexican States Global Bond
7.50%, 1/14/12 ..........................       BBB-      1,500     1,523,250

United Mexican States Global Bond
8.125%, 12/30/19 ........................       BBB-      6,000     6,066,000

United Mexican States Global Bond
8.30%, 8/15/31 ..........................       BBB-      3,250     3,318,250
                                                                 ------------
                                                                   10,907,500
                                                                 ------------
PANAMA--0.1%
Republic of Panama Bearer 2.99%,
5/14/02(d) ..............................        BB         455       457,475

PERU--0.2%
Republic of Peru 144A 9.125%, 2/21/12(b)        BB-         971       958,863

PHILIPPINES--0.9%
Republic of the Philippines 9.875%,
1/15/19 .................................       BB+       3,000     3,101,250

Republic of the Philippines 10.625%,
3/16/25 .................................       BB+       1,500     1,625,625
                                                                 ------------
                                                                    4,726,875
                                                                 ------------
POLAND--1.4%
Republic of Poland Bearer PDI 6%,
10/27/14(d) .............................       BBB+      3,067     3,092,706

Republic of Poland Registered PDI 6%,
10/27/14(d) .............................       BBB+      3,920     3,952,340
                                                                 ------------
                                                                    7,045,046
                                                                 ------------
RUSSIA--0.8%
Russian Federation 144A 8.25%,
3/31/10(b) ..............................        B+         500       491,719


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
RUSSIA--CONTINUED
Russian Federation RegS 5%,
3/31/30 .................................        B+     $ 4,000  $  2,775,000

Russian Ministry of Finance Series IV
3%, 5/14/03 .............................        B+         500       483,125

Russian Ministry of Finance Series VI
3%, 5/14/06 .............................        B+         500       403,750
                                                                 ------------
                                                                    4,153,594
                                                                 ------------
TURKEY--0.2%
Republic of Turkey 11.50%, 1/23/12 ......        B-       1,000     1,045,000

URUGUAY--0.1%
Republic of Uruguay 7.875%, 7/15/27 .....       BB+         670       422,100
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $41,811,260)                                      43,499,162
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--2.1%

CANADA--0.4%
Bowater Canada Finance 7.95%, 11/15/11 ..       BBB       1,000     1,010,379
Methanex Corp. 7.75%, 8/15/05 ...........       BBB-      1,000       980,000
                                                                 ------------
                                                                    1,990,379
                                                                 ------------
CAYMAN ISLANDS--0.9%
Pemex Finance Ltd. 7.33%, 5/15/12 .......       AAA       1,000     1,065,300

Petrobas International Finance 9.75%,
7/6/11(c) ...............................       Baa       2,000     2,030,000

Triton Energy Ltd. 8.875%, 10/1/07 ......       BBB       1,450     1,595,000
                                                                 ------------
                                                                    4,690,300
                                                                 ------------
CHILE--0.5%
Empresa Nacional de Electricidad SA
Series B 8.50%, 4/1/09 ..................       BBB+        610       627,507

Petropower I Funding Trust 144A
7.36%, 2/15/14(b) .......................       BBB       2,006     1,840,301
                                                                 ------------
                                                                    2,467,808
                                                                 ------------
NETHERLANDS--0.2%
Deutsche Telekom International Finance BV
8%, 6/15/10(d) ..........................       BBB+        950     1,000,425

RUSSIA--0.1%
Mobile Telesystems Finance 10.95%,
12/21/04 ................................        B+         500       518,125
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $10,558,059)                                      10,667,037
-----------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                                         SHARES      VALUE
                                                        -------  ------------
COMMON STOCKS--46.4%

ADVERTISING--0.2%
Interpublic Group of Cos., Inc. (The) ...............    15,900  $    490,992
Omnicom Group, Inc. .................................     3,300       287,892
                                                                 ------------
                                                                      778,884
                                                                 ------------
AEROSPACE & DEFENSE--1.1%
Boeing Co. (The) ....................................    37,700     1,681,420
General Dynamics Corp. ..............................     8,700       844,683
Honeywell International, Inc. .......................    27,400     1,005,032
Lockheed Martin Corp. ...............................     5,500       345,950
United Technologies Corp. ...........................    24,400     1,712,148
                                                                 ------------
                                                                    5,589,233
                                                                 ------------
ALUMINUM--0.2%
Alcoa, Inc. .........................................    27,700       942,631

APPAREL & ACCESSORIES--0.5%
Jones Apparel Group, Inc.(e) ........................    23,800       927,010
Liz Claiborne, Inc. .................................    21,600       675,864
Polo Ralph Lauren Corp.(e) ..........................    15,500       445,625
Tommy Hilfiger Corp.(e) .............................    43,900       686,157
                                                                 ------------
                                                                    2,734,656
                                                                 ------------
APPAREL RETAIL--0.2%
Foot Locker, Inc.(e) ................................    32,200       507,150
Gap, Inc. (The) .....................................    20,400       287,844
                                                                 ------------
                                                                      794,994
                                                                 ------------
APPLICATION SOFTWARE--0.2%
NetIQ Corp.(e) ......................................    21,800       488,974
PeopleSoft, Inc.(e) .................................     8,300       192,311
Siebel Systems, Inc.(e) .............................     8,200       198,358
                                                                 ------------
                                                                      879,643
                                                                 ------------
AUTO PARTS & EQUIPMENT--0.1%
Johnson Controls, Inc. ..............................     6,800       586,500

AUTOMOBILE MANUFACTURERS--0.4%
Ford Motor Co. ......................................    53,100       849,600
General Motors Corp. ................................    15,200       975,080
                                                                 ------------
                                                                    1,824,680
                                                                 ------------
BANKS--3.1%
Astoria Financial Corp. .............................    28,300       908,147
Bank of America Corp. ...............................    56,900     4,124,112
Bank of New York Co., Inc. (The) ....................     5,400       197,586
Bank One Corp. ......................................    33,700     1,377,319
Comerica, Inc. ......................................    20,800     1,307,280
First Tennessee National Corp. ......................    32,500     1,256,450


                                                         SHARES      VALUE
                                                        -------  ------------
BANKS--CONTINUED
FleetBoston Financial Corp. .........................    63,100  $  2,227,430
Hibernia Corp. Class A ..............................    27,500       548,625
SunTrust Banks, Inc. ................................    15,800     1,074,084
U.S. Bancorp ........................................    39,800       943,260
United Bankshares, Inc. .............................    15,600       499,200
Wachovia Corp. ......................................    29,500     1,122,180
                                                                 ------------
                                                                   15,585,673
                                                                 ------------
BIOTECHNOLOGY--0.2%
Amgen, Inc.(e) ......................................    14,600       772,048
Charles River Laboratories International, Inc.(e) ...     8,200       245,590
                                                                 ------------
                                                                    1,017,638
                                                                 ------------
BREWERS--0.1%
Coors (Adolph) Co. Class B ..........................     6,400       427,840

BROADCASTING & CABLE TV--0.1%
Clear Channel Communications, Inc. ..................     9,100       427,245

CASINOS & GAMING--0.1%
MGM MIRAGE(e) .......................................     9,600       385,440

COMMODITY CHEMICALS--0.1%
Lyondell Chemical Co. ...............................    24,200       357,676

COMPUTER & ELECTRONICS RETAIL--0.3%
Best Buy Co., Inc.(e) ...............................    11,900       884,765
Circuit City Stores-Circuit City Group ..............    14,300       308,308
RadioShack Corp. ....................................    11,900       371,280
                                                                 ------------
                                                                    1,564,353
                                                                 ------------
COMPUTER HARDWARE--1.7%
Apple Computer, Inc.(e) .............................    23,900       580,053
Compaq Computer Corp. ...............................    41,300       419,195
Dell Computer Corp.(e) ..............................    65,100     1,714,734
Hewlett-Packard Co. .................................   100,200     1,713,420
International Business Machines Corp. ...............    40,200     3,367,152
Sun Microsystems, Inc.(e) ...........................    63,600       520,248
                                                                 ------------
                                                                    8,314,802
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.1%
EMC Corp.(e) ........................................    66,600       608,724

CONSTRUCTION & ENGINEERING--0.1%
Shaw Group, Inc. (The)(e) ...........................    21,800       665,554

CONSUMER FINANCE--0.3%
MBNA Corp. ..........................................    42,900     1,520,805

DATA PROCESSING SERVICES--0.1%
First Data Corp. ....................................     7,000       556,430


                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                                         SHARES      VALUE
                                                        -------  ------------
DEPARTMENT STORES--0.7%
Federated Department Stores, Inc.(e) ................    18,800  $    746,924
May Department Stores Co. (The) .....................    21,600       749,088
Penney (J.C.) Co., Inc. .............................    38,100       828,294
Sears, Roebuck and Co. ..............................    18,800       991,700
                                                                 ------------
                                                                    3,316,006
                                                                 ------------
DIVERSIFIED CHEMICALS--0.3%
Dow Chemical Co. (The) ..............................    20,400       648,720
Du Pont (E.I.) de Nemours & Co. .....................    20,800       925,600
                                                                 ------------
                                                                    1,574,320
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.2%
Cendant Corp.(e) ....................................    50,500       908,495

DIVERSIFIED FINANCIAL SERVICES--3.8%
Ambac Financial Group, Inc. .........................    16,700     1,049,762
American Express Co. ................................    30,900     1,267,209
Citigroup, Inc. .....................................   133,600     5,784,880
Fannie Mae ..........................................    25,000     1,973,250
Freddie Mac .........................................    17,500     1,143,625
Goldman Sachs Group, Inc. (The) .....................    13,700     1,078,875
J.P. Morgan Chase & Co. .............................    81,200     2,850,120
Merrill Lynch & Co., Inc. ...........................    36,600     1,535,004
Morgan Stanley Dean Witter & Co. ....................    53,500     2,553,020
                                                                 ------------
                                                                   19,235,745
                                                                 ------------
ELECTRIC UTILITIES--1.7%
Allegheny Energy, Inc. ..............................    10,100       423,392
Alliant Energy Corp. ................................    25,900       731,675
Duke Energy Corp. ...................................    19,500       747,435
Entergy Corp. .......................................    34,900     1,619,360
PPL Corp. ...........................................    22,200       846,042
Reliant Energy, Inc. ................................    47,900     1,215,702
TXU Corp. ...........................................    19,600     1,066,632
Xcel Energy, Inc. ...................................    79,400     2,019,142
                                                                 ------------
                                                                    8,669,380
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Tech Data Corp.(e) ..................................    12,200       577,548

FOOD DISTRIBUTORS--0.1%
Sysco Corp. .........................................    25,200       731,052

FOOD RETAIL--0.1%
Safeway, Inc.(e) ....................................    14,400       604,080

FOREST PRODUCTS--0.1%
Louisiana-Pacific Corp.(e) ..........................    36,100       422,370


                                                         SHARES      VALUE
                                                        -------  ------------
GAS UTILITIES--0.5%
Nicor, Inc. .........................................    16,300  $    762,514
Sempra Energy .......................................    73,900     1,889,623
                                                                 ------------
                                                                    2,652,137
                                                                 ------------
GENERAL MERCHANDISE STORES--1.1%
Costco Wholesale Corp.(e) ...........................    13,300       534,660
Target Corp. ........................................    21,600       942,840
Wal-Mart Stores, Inc. ...............................    76,400     4,267,704
                                                                 ------------
                                                                    5,745,204
                                                                 ------------
HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
Cardinal Health, Inc. ...............................     9,800       678,650
McKesson Corp. ......................................    14,100       569,499
                                                                 ------------
                                                                    1,248,149
                                                                 ------------
HEALTH CARE EQUIPMENT--0.4%
Bard (C.R.), Inc. ...................................     4,300       236,242
Beckman Coulter, Inc. ...............................    14,900       711,773
St. Jude Medical, Inc.(e) ...........................     9,800       815,458
                                                                 ------------
                                                                    1,763,473
                                                                 ------------
HOME IMPROVEMENT RETAIL--0.5%
Home Depot, Inc. (The) ..............................    43,800     2,031,006
Lowe's Cos., Inc. ...................................    16,500       697,785
                                                                 ------------
                                                                    2,728,791
                                                                 ------------
HOTELS--0.2%
Carnival Corp. ......................................    17,700       589,587
Starwood Hotels & Resorts Worldwide, Inc. ...........    14,000       529,200
                                                                 ------------
                                                                    1,118,787
                                                                 ------------
HOUSEHOLD APPLIANCES--0.1%
Stanley Works (The) .................................    12,800       594,944

HOUSEHOLD PRODUCTS--1.1%
Clorox Co. (The) ....................................    18,000       796,500
Colgate-Palmolive Co. ...............................     5,600       296,856
Dial Corp. (The) ....................................    22,500       472,050
Kimberly-Clark Corp. ................................    11,000       716,320
Procter & Gamble Co. (The) ..........................    35,600     3,213,256
                                                                 ------------
                                                                    5,494,982
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.3%
Fortune Brands, Inc. ................................    15,900       830,934
Tupperware Corp. ....................................    38,700       888,552
                                                                 ------------
                                                                    1,719,486
                                                                 ------------
INDUSTRIAL CONGLOMERATES--2.1%
3M Company ..........................................     9,100     1,144,780
General Electric Co. ................................   263,700     8,319,735
Tyco International Ltd. .............................    71,100     1,311,795
                                                                 ------------
                                                                   10,776,310
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                                         SHARES      VALUE
                                                        -------  ------------
INDUSTRIAL MACHINERY--0.1%
ITT Industries, Inc. ................................     8,800  $    614,768

INSURANCE BROKERS--0.1%
Gallagher (Arthur J.) & Co. .........................    18,100       653,410

INTEGRATED OIL & GAS--2.5%
ChevronTexaco Corp. .................................    29,100     2,523,261
Conoco, Inc. ........................................    20,700       580,635
Equitable Resources, Inc. ...........................    20,000       719,000
ExxonMobil Corp. ....................................   159,200     6,395,064
Occidental Petroleum Corp. ..........................    88,400     2,541,500
                                                                 ------------
                                                                   12,759,460
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--1.9%
ALLTEL Corp. ........................................    32,900     1,628,550
AT&T Corp. ..........................................    50,900       667,808
BellSouth Corp. .....................................    73,200     2,221,620
SBC Communications, Inc. ............................    66,300     2,059,278
Sprint Corp. (FON Group) ............................    22,600       358,210
Verizon Communications, Inc. ........................    61,700     2,474,787
                                                                 ------------
                                                                    9,410,253
                                                                 ------------
IT CONSULTING & SERVICES--0.4%
Computer Sciences Corp.(e) ..........................    16,700       748,995
Electronic Data Systems Corp. .......................    23,100     1,253,406
                                                                 ------------
                                                                    2,002,401
                                                                 ------------
LIFE & HEALTH INSURANCE--0.5%
Lincoln National Corp. ..............................    36,700     1,757,930
MetLife, Inc. .......................................    18,900       645,246
                                                                 ------------
                                                                    2,403,176
                                                                 ------------
MANAGED HEALTH CARE--1.3%
CIGNA Corp. .........................................    11,900     1,297,100
Oxford Health Plans, Inc.(e) ........................    30,800     1,421,728
UnitedHealth Group, Inc. ............................    23,300     2,045,973
WellPoint Health Networks, Inc.(e) ..................    22,900     1,719,332
                                                                 ------------
                                                                    6,484,133
                                                                 ------------
METAL & GLASS CONTAINERS--0.1%
Smurfit-Stone Container Corp.(e) ....................    31,900       518,056

MOVIES & ENTERTAINMENT--1.0%
AOL Time Warner, Inc.(e) ............................   124,500     2,367,990
Viacom, Inc. Class B(e) .............................    44,500     2,095,950
Walt Disney Co. (The) ...............................    22,700       526,186
                                                                 ------------
                                                                    4,990,126
                                                                 ------------
MULTI-LINE INSURANCE--0.9%
American International Group, Inc. ..................    65,400     4,520,448


                                                         SHARES      VALUE
                                                        -------  ------------
MULTI-UTILITIES--0.5%
Aquila, Inc. ........................................   109,500  $  1,756,380
Energy East Corp. ...................................    32,900       723,471
                                                                 ------------
                                                                    2,479,851
                                                                 ------------
NETWORKING EQUIPMENT--0.5%
Cisco Systems, Inc.(e) ..............................   158,000     2,314,700

OFFICE ELECTRONICS--0.1%
Xerox Corp.(e) ......................................    26,200       231,870

OFFICE SERVICES & SUPPLIES--0.1%
Pitney Bowes, Inc. ..................................    15,600       656,760

OIL & GAS EQUIPMENT & SERVICES--0.0%
Schlumberger Ltd. ...................................     4,200       229,950

OIL & GAS EXPLORATION & PRODUCTION--0.1%
Unocal Corp. ........................................     9,700       360,743

PACKAGED FOODS--0.6%
ConAgra Foods, Inc. .................................    33,700       825,650
Fresh Del Monte Produce, Inc. .......................    29,600       697,080
Kellogg Co. .........................................    15,200       545,984
McCormick & Co., Inc. ...............................    41,400     1,061,496
                                                                 ------------
                                                                    3,130,210
                                                                 ------------
PAPER PRODUCTS--0.2%
Georgia-Pacific Corp. ...............................    15,400       446,292
International Paper Co. .............................    14,600       604,878
                                                                 ------------
                                                                    1,051,170
                                                                 ------------
PHARMACEUTICALS--5.4%
Abbott Laboratories .................................    35,900     1,936,805
Bristol-Myers Squibb Co. ............................    53,400     1,537,920
Forest Laboratories, Inc.(e) ........................    11,600       894,824
Johnson & Johnson ...................................    92,200     5,887,892
Lilly (Eli) & Co. ...................................    29,900     1,974,895
Medicis Pharmaceutical Corp. Class A(e) .............    13,100       701,505
Merck & Co., Inc. ...................................    54,400     2,956,096
Mylan Laboratories, Inc. ............................    41,200     1,090,976
Pfizer, Inc. ........................................   158,400     5,757,840
Pharmacia Corp. .....................................    30,900     1,274,007
Schering-Plough Corp. ...............................    45,500     1,242,150
Wyeth ...............................................    31,500     1,795,500
                                                                 ------------
                                                                   27,050,410
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.3%
MGIC Investment Corp. ...............................     7,000       499,520
PMI Group, Inc. (The) ...............................     7,200       584,064
Radian Group, Inc. ..................................     9,100       472,290
                                                                 ------------
                                                                    1,555,874
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                                         SHARES      VALUE
                                                        -------  ------------
RAILROADS--0.2%
Union Pacific Corp. .................................    18,400  $  1,045,120

SEMICONDUCTOR EQUIPMENT--0.5%
Applied Materials, Inc.(e) ..........................    48,800     1,186,816
KLA-Tencor Corp.(e) .................................    16,200       955,314
Lam Research Corp.(e) ...............................    20,500       526,030
                                                                 ------------
                                                                    2,668,160
                                                                 ------------
SEMICONDUCTORS--1.6%
Altera Corp.(e) .....................................    10,900       224,104
Analog Devices, Inc.(e) .............................    11,200       413,952
ESS Technology, Inc.(e) .............................    55,700       889,529
Intel Corp. .........................................   156,800     4,486,048
Micron Technology, Inc.(e) ..........................    13,300       315,210
Texas Instruments, Inc. .............................    40,300     1,246,479
Xilinx, Inc.(e) .....................................    11,600       438,016
                                                                 ------------
                                                                    8,013,338
                                                                 ------------
SOFT DRINKS--0.8%
Coca-Cola Co. (The) .................................    22,700     1,260,077
Pepsi Bottling Group, Inc. (The) ....................    14,600       418,144
PepsiCo., Inc. ......................................    43,100     2,236,890
                                                                 ------------
                                                                    3,915,111
                                                                 ------------
SPECIALTY CHEMICALS--0.1%
RPM, Inc. ...........................................    33,600       569,520

SPECIALTY STORES--0.2%
Office Depot, Inc.(e) ...............................    29,100       556,974
Tiffany & Co. .......................................     8,700       345,825
Zale Corp.(e) .......................................     6,200       246,264
                                                                 ------------
                                                                    1,149,063
                                                                 ------------
SYSTEMS SOFTWARE--2.0%
Adobe Systems, Inc. .................................    18,100       723,276
Computer Associates International, Inc. .............    36,600       680,760
Microsoft Corp.(e) ..................................   133,300     6,966,258
Oracle Corp.(e) .....................................   120,400     1,208,816
VERITAS Software Corp.(e) ...........................    10,400       294,736
                                                                 ------------
                                                                    9,873,846
                                                                 ------------


                                                         SHARES      VALUE
                                                        -------  ------------
TELECOMMUNICATIONS EQUIPMENT--0.5%
Corning, Inc.(e) ....................................     5,400  $     36,126
Harris Corp. ........................................    30,600     1,108,026
Motorola, Inc. ......................................    43,900       676,060
QUALCOMM, Inc.(e) ...................................    16,000       482,560
Scientific-Atlanta, Inc. ............................    11,900       238,000
                                                                 ------------
                                                                    2,540,772
                                                                 ------------
TOBACCO--0.8%
Philip Morris Cos., Inc. ............................    74,700     4,065,921

WIRELESS TELECOMMUNICATION SERVICES--0.2%
AT&T Wireless Services, Inc.(e) .....................    99,500       890,525
Sprint Corp. (PCS Group)(e) .........................    24,200       271,282
                                                                 ------------
                                                                    1,161,807
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $224,503,695)                                    233,865,087
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.0%

AUTO PARTS & EQUIPMENT--0.1%
Magna International, Inc. Class A (Canada) ..........     9,500       701,955

INTEGRATED OIL & GAS--0.5%
Royal Dutch Petroleum Co. NY Registered
Shares (Netherlands) ................................    44,300     2,315,118

INTERNET SOFTWARE & SERVICES--0.0%
Check Point Software Technologies Ltd. (Israel)(e) ..    10,500       190,575

PACKAGED FOODS--0.3%
Unilever NV NY Registered Shares (Netherlands) ......    21,000     1,358,700

TELECOMMUNICATIONS EQUIPMENT--0.1%
Garmin Ltd. (Cayman Islands)(e) .....................    11,900       267,869
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,011,485)                                        4,834,217
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.5%
(IDENTIFIED COST $474,961,233)                                    491,034,565
-----------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------  ------------
SHORT-TERM OBLIGATIONS--2.3%

COMMERCIAL PAPER--2.1%
Cargill, Inc. 1.86%, 5/1/02 .............       A-1     $ 1,055  $  1,055,000
Household Finance Corp. 1.80%, 5/2/02 ...       A-1       3,315     3,314,834
Alcoa, Inc. 1.77%, 5/6/02 ...............       A-1         330       329,919
Donnelley (R.R.) & Sons 1.80%, 5/7/02 ...       A-1       2,945     2,944,116
Koch Industries, Inc. 1.76%, 5/8/02 .....       A-1+      3,000     2,998,974
                                                                 ------------
                                                                   10,642,843
                                                                 ------------
FEDERAL AGENCY SECURITIES--0.2%
Fannie Mae 1.77%, 5/31/02 ...............       AAA       1,155     1,153,269
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $11,796,139)                                      11,796,112
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $486,757,372)                                    502,830,677(a)


Other assets and liabilities, net--0.2%                             1,120,300
                                                                 ------------
NET ASSETS--100.0%                                               $503,950,977
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $47,960,437 and gross depreciation of $32,310,418 for federal income tax purposes. At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $487,180,658.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002, these securities amounted to a value of $20,489,888 or 4.1% of net assets.
(c)  As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.


                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002

ASSETS
Investment securities at value
   (Identified cost $486,757,372)                                  $502,830,677
Cash                                                                      3,383
Receivables
   Dividends and interest                                             3,855,724
   Investment securities sold                                           598,228
   Fund shares sold                                                      94,838
Prepaid expenses                                                          2,507
                                                                   ------------
     Total assets                                                   507,385,357
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased                                    1,881,486
   Fund shares repurchased                                              702,659
   Investment advisory fee                                              296,052
   Transfer agent fee                                                   235,638
   Distribution fee                                                     151,388
   Financial agent fee                                                   28,083
   Trustees' fee                                                          5,224
   Payable to adviser                                                       437
Accrued expenses                                                        133,413
                                                                   ------------
     Total liabilities                                                3,434,380
                                                                   ------------
NET ASSETS                                                         $503,950,977
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $502,324,785
Undistributed net investment income                                     528,856
Accumulated net realized loss                                       (14,975,969)
Net unrealized appreciation                                          16,073,305
                                                                   ------------
NET ASSETS                                                         $503,950,977
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $432,631,631)                 51,455,100
Net asset value per share                                                 $8.41
Offering price per share $8.41/(1-5.75%)                                  $8.92

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $70,096,029)                   8,315,827
Net asset value and offering price per share                              $8.43

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,223,317)                      144,072
Net asset value and offering price per share                              $8.49


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2002


INVESTMENT INCOME
Interest                                                           $ 20,896,600
Dividends                                                             4,005,856
Foreign taxes withheld                                                  (20,694)
                                                                   ------------
     Total investment income                                         24,881,762
                                                                   ------------
EXPENSES
Investment advisory fee                                               3,826,770
Distribution fee, Class A                                             1,118,025
Distribution fee, Class B                                               985,842
Distribution fee, Class C                                                 8,874
Financial agent fee                                                     338,159
Transfer agent                                                        1,049,163
Custodian                                                                84,911
Registration                                                             73,643
Printing                                                                 65,326
Professional                                                             35,262
Trustees                                                                 25,053
Miscellaneous                                                            34,250
                                                                   ------------
     Total expenses                                                   7,645,278
     Custodian fees paid indirectly                                      (2,064)
                                                                   ------------
     Net expenses                                                     7,643,214
                                                                   ------------
NET INVESTMENT INCOME                                                17,238,548
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (8,963,366)
Net change in unrealized appreciation (depreciation) on
   investments                                                      (26,311,320)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (35,274,686)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(18,036,138)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended          Year Ended
                                                                                      4/30/02              4/30/01
                                                                                    ------------       -------------
FROM OPERATIONS
   Net investment income (loss)                                                     $ 17,238,548       $  20,454,169
   Net realized gain (loss)                                                           (8,963,366)          5,632,981
   Net change in unrealized appreciation (depreciation)                              (26,311,320)        (25,074,763)
                                                                                    ------------       -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (18,036,138)          1,012,387
                                                                                    ------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                    (15,429,085)        (16,608,915)
   Net investment income, Class B                                                     (2,573,714)         (5,322,519)
   Net investment income, Class C                                                        (24,292)            (13,866)
   Net realized long-term gains, Class A                                                      --         (20,785,166)
   Net realized long-term gains, Class B                                                      --          (7,782,893)
   Net realized long-term gains, Class C                                                      --             (22,595)
                                                                                    ------------       -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (18,027,091)        (50,535,954)
                                                                                    ------------       -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (6,821,490 and 6,190,155 shares, respectively)       59,719,574          57,742,176
   Net asset value of shares issued from reinvestment of distributions
     (1,372,404 and 3,381,889 shares, respectively)                                   11,689,339          30,201,389
   Cost of shares repurchased (7,195,366 and 7,924,862 shares, respectively)         (62,341,284)        (74,985,381)
                                                                                    ------------       -------------
Total                                                                                  9,067,629          12,958,184
                                                                                    ------------       -------------
CLASS B
   Proceeds from sales of shares (362,795 and 408,094 shares, respectively)            3,134,629           3,842,363
   Net asset value of shares issued from reinvestment of distributions
     (253,286 and 1,279,954 shares, respectively)                                      2,165,933          11,481,177
   Cost of shares repurchased (7,724,380 and 9,491,686 shares, respectively)         (67,645,724)        (89,630,990)
                                                                                    ------------       -------------
Total                                                                                (62,345,162)        (74,307,450)
                                                                                    ------------       -------------
CLASS C
   Proceeds from sales of shares (90,689 and 55,537 shares, respectively)                787,755             524,752
   Net asset value of shares issued from reinvestment of distributions
     (2,353 and 3,477 shares, respectively)                                               20,288              31,197
   Cost of shares repurchased (26,009 and 18,179 shares, respectively)                  (226,467)           (175,145)
                                                                                    ------------       -------------
Total                                                                                    581,576             380,804
                                                                                    ------------       -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (52,695,957)        (60,968,462)
                                                                                    ------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                             (88,759,186)       (110,492,029)

NET ASSETS
   Beginning of period                                                               592,710,163         703,202,192
                                                                                    ------------       -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $528,856 AND $1,202,837, RESPECTIVELY]                                      $503,950,977       $ 592,710,163
                                                                                    ============       =============

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                            --------------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
                                                            --------------------------------------------------------------
                                                             2002(5)       2001          2000         1999          1998
Net asset value, beginning of period                        $   8.98     $   9.75      $   9.68     $  10.20      $   9.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                 0.29(3)      0.32          0.34(3)      0.36          0.38
   Net realized and unrealized gain (loss)                     (0.56)       (0.30)         0.06         0.29          1.63
                                                            --------     --------      --------     --------      --------
     TOTAL FROM INVESTMENT OPERATIONS                          (0.27)        0.02          0.40         0.65          2.01
                                                            --------     --------      --------     --------      --------
LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.30)       (0.35)        (0.33)       (0.38)        (0.39)
   Distributions from net realized gains                          --        (0.44)           --        (0.79)        (1.28)
                                                            --------     --------      --------     --------      --------
     TOTAL DISTRIBUTIONS                                       (0.30)       (0.79)        (0.33)       (1.17)        (1.67)
                                                            --------     --------      --------     --------      --------
Change in net asset value                                      (0.57)       (0.77)         0.07        (0.52)         0.34
                                                            --------     --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                              $   8.41     $   8.98      $   9.75     $   9.68      $  10.20
                                                            ========     ========      ========     ========      ========
Total return(1)                                                (3.01)%       0.35%         4.24%        6.97%        21.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $432,632     $453,174      $475,854     $565,276      $459,992

RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                                     1.26 %(2)    1.26%(4)      1.18%(2)     1.17%(2)      1.13%
   Net investment income                                        3.29 %       3.41%         3.59%        3.64%         3.61%
Portfolio turnover                                                64 %         48%           58%          68%          155%

                                                                                           CLASS B
                                                            --------------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
                                                            --------------------------------------------------------------
                                                             2002(5)       2001          2000         1999          1998
Net asset value, beginning of period                        $   9.00     $   9.77      $   9.69     $  10.22      $   9.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                 0.22(3)      0.24          0.27(3)      0.29          0.30
   Net realized and unrealized gain (loss)                     (0.56)       (0.29)         0.06         0.29          1.64
                                                            --------     --------      --------     --------      --------
     TOTAL FROM INVESTMENT OPERATIONS                          (0.34)       (0.05)         0.33         0.58          1.94
                                                            --------     --------      --------     --------      --------
LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.23)       (0.28)        (0.25)       (0.32)        (0.31)
   Distributions from net realized gains                          --        (0.44)           --        (0.79)        (1.28)
                                                            --------     --------      --------     --------      --------
     TOTAL DISTRIBUTIONS                                       (0.23)       (0.72)        (0.25)       (1.11)        (1.59)
                                                            --------     --------      --------     --------      --------
Change in net asset value                                      (0.57)       (0.77)         0.08        (0.53)         0.35
                                                            --------     --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                              $   8.43     $   9.00      $   9.77     $   9.69      $  10.22
                                                            ========     ========      ========     ========      ========
Total return(1)                                                (3.78)%       0.37%         3.40%        6.18%        21.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $ 70,096     $138,837      $226,992     $310,783      $361,876

RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                                     2.01 %(2)    2.01%(4)     1.93%(2)      1.92%(2)      1.88%
   Net investment income                                        2.55 %       2.65%        2.84%         2.92%         2.86%
Portfolio turnover                                                64 %         48%          58%           68%          155%

(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25% for Class A and
    2.00% for Class B, respectively.
(5) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 3.26% to 3.29% and from 2.53% to 2.55% for Class A and Class B, respectively. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                     FINANCIAL HIGHLIGHTS
           (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS C
                                                        -------------------------------------
                                                                                      FROM
                                                        YEAR ENDED APRIL 30,       INCEPTION
                                                        --------------------       8/27/99 TO
                                                        2002(7)        2001         4/30/00
Net asset value, beginning of period                    $ 9.07        $ 9.85         $ 9.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.22(3)       0.25           0.18(3)
   Net realized and unrealized gain (loss)               (0.57)        (0.31)          0.23
                                                        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                    (0.35)        (0.06)          0.41
                                                        ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.23)        (0.28)         (0.17)
   Distributions from net realized gains                    --         (0.44)            --
                                                        ------        ------         ------
     TOTAL DISTRIBUTIONS                                 (0.23)        (0.72)         (0.17)
                                                        ------        ------         ------
Change in net asset value                                (0.58)        (0.78)          0.24
                                                        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                          $ 8.49        $ 9.07         $ 9.85
                                                        ======        ======         ======
Total return(1)                                          (3.86)%       (0.37)%         4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $1,223          $699           $356

RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                               2.02 %(2)     2.01 %(6)      1.93%(2)(4)
   Net investment income                                  2.50 %        2.67 %         2.81%(4)
Portfolio turnover                                          64 %          48 %           58%(5)


(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not Annualized.
(6) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00%.
(7) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 2.47% to 2.50% for Class C. There was no effect to net investment income (loss) per share and net realized and unrealized gain (loss) per share.
    Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Oakhurst Income & Growth Fund (the "Fund") is organized as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a diversified Fund and its primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

    Effective May 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $133,498 reduction in cost of securities, $133,498 increase in net unrealized appreciation (depreciation) and a corresponding $133,498 decrease in undistributed net investment income, based on securities held by the Fund on April 30, 2001.

   The effect of the accounting changes for the year ended April 30, 2002 was to increase net investment income by $125,589, increase net unrealized appreciation (depreciation) by $47,298 and decrease net realized gains (losses) by $172,887. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.


C. INCOME TAXES:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (CONTINUED)


F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date. There were no when-issued securities held at April 30, 2002.


G. SECURITY LENDING:

   The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. There were no securities on loan at April 30, 2002.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1 billion, 0.65% for the second $1 billion and 0.60% for average daily net assets over $2 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $19,599 for Class A shares, deferred sales charges of $60,911 for Class B shares and $693 for Class C shares for the year ended April 30, 2002. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 2002, $930,521 was retained by the Distributor, $1,122,760 was paid to unaffiliated participants and $59,460 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   For the year ended April 30, 2002, the Fund paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $15,765 in connection with portfolio transactions effected by it.

   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended April 30, 2002, financial agent fees were $338,159 of which PEPCO received $36,304. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as subtransfer agent. For the year ended April 30, 2002, transfer agent fees were $1,049,163 of which PEPCO retained $402,014 which is net of fees paid to State Street.

   At April 30, 2002, PNX and affiliates held 211 Class A shares and 11,747 Class C shares of the Fund with a combined value of $101,513.


3. PURCHASE AND SALE OF SECURITIES

   During the year ended April 30, 2002, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $277,644,464 and $343,945,465, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $65,680,719 and $51,484,644, respectively.


4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.


5. FEDERAL INCOME TAX INFORMATION

   The Fund has $10,678,786 capital loss carryovers expiring in 2010, which may be used to offset future capital gains.

   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (CONTINUED)


the first day of the following fiscal year. For the year ended April 30, 2002, the Fund deferred post-October capital losses of $3,956,499 and utilized prior year post-October losses of $5,846,291.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $528,856 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.


6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from premium amortization and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of April 30, 2002, the Fund increased undistributed net investment income by $248,060, increased accumulated net realized loss by $165,458 and decreased paid in capital by $82,602.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For federal income tax purposes, 22.74% of the income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.
--------------------------------------------------------------------------------


   This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Income & Growth Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS
[GRAPHIC OMITTED]


To the Trustees and Shareholders of
Phoenix-Oakhurst Income & Growth Fund


      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Oakhurst Income & Growth Fund (the "Fund") at April 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/  PRICEWATERHOUSECOOPERS LLP
[GRAPHIC OMITTED]

Boston, Massachusetts
June 12, 2002

FUND MANAGEMENT

     Information pertaining to the Trustees and officers 1 of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Fund.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND                 LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS                    TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (67)                Served since        31         Currently retired.
                                    1993.
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (72)             Served since        33         Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
  Rittenhouse Advisors, LLC         1988.                          Trustee/Director, Consolidated Edison Company of New York, Inc.
  101 Park Avenue                                                  (1970-present), Pace University (1978-present), Urstadt Biddle
  New York, NY 10178                                               Property Corp. (1989-present), Greater New York Councils, Boy
                                                                   Scouts of America (1985-present), Union Pacific Corp.
                                                                   (1978-present), BlackRock Freddie Mac Mortgage Securities Fund
                                                                   (Advisory Director) (1990-present), Centennial Insurance Company
                                                                   (1974-present), Josiah Macy, Jr., Foundation (1975-present), The
                                                                   Harlem Youth Development Foundation (1998-present), Accuhealth
                                                                   (1994-present), Trism, Inc. (1994-present), Realty Foundation of
                                                                   New York (1972-present), New York Housing Partnership Development
                                                                   Corp. (Chairman) (1981-present) and Academy of Political Science
                                                                   (Vice Chairman) (1985 to present). Chairman, Metropolitan
                                                                   Transportation Authority (1992-2001). Director, Atlantic Mutual
                                                                   Insurance Company (1974-2002).
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (72)          Served since        33         Currently retired.
  The Flat, Elmore Court            1988.
  Elmore, GL05, GL2 3NT
  U.K.
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (71)          Served since        34         Director, The Empire District Electric Company (1984-present).
  8477 Bay Colony Dr. #902          1995.                          Director (1989-1997), Chairman of the Board (1993-1997), Phoenix
  Naples, FL 34108                                                 Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (62)             Served since        31         Partner, Stonington Partners, Inc. (private equity fund) since
  Stonington Partners, Inc.         1993.                          2001. Chairman (1995 to 2000) and Chief Executive Officer
  736 Market Street, Ste. 1430                                     (1995-1998), Carson Products Company (cosmetics). Director/
  Chattanooga, TN 37402                                            Trustee, Evergreen Funds (6 portfolios).
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (50)        Served since        31         Managing Director, U.S. Trust Company of New York (private bank)
  United States Trust               2001.                          (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND                 LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS                    TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (73)            Served since        33         Vice President, W.H. Reaves and Company (investment management)
  W.H. Reaves and Company           1995.                          (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------
  James M. Oates (55)               Served since        31         Chairman, IBEX Capital Markets Inc. (financial services) (1997-
  IBEX Capital Markets, Inc.        1993.                          present). Managing Director, Wydown Group (consulting firm)
  60 State Street, Ste. 950                                        (1994-present). Director, Investors Financial Service
  Boston, MA 02109                                                 Corporation (1995-present), Investors Bank & Trust Corporation
                                                                   (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                                   Financial (1996-present), Connecticut River Bancorp
                                                                   (1998-present), Connecticut River Bank (1998-present), 1Mind,
                                                                   Inc. (1999-present) and 1Mind.com (2000-present). Director and
                                                                   Treasurer, Endowment for Health, Inc. (2000-present). Chairman,
                                                                   Emerson Investment Management, Inc. (2000-present). Member, Chief
                                                                   Executives Organization (1996-present). Vice Chairman,
                                                                   Massachusetts Housing Partnership (1998-1999). Director, Blue
                                                                   Cross and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                                   Funds (1991-2000) and Command Systems, Inc. (1998-2000).
                                                                   Director, Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
  Herbert Roth, Jr. (73)            Served since        31         Retired. Member, Directors Advisory Council, Phoenix Life
  134 Lake Street                   1993.                          Insurance Company (1998-present). Director, Boston Edison
  Sherbom, MA 01770                                                Company (1978-present), Landauer, Inc. (medical  services)
                                                                   (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                                   (1987-present), and Mark IV Industries (diversified manufacturer)
                                                                   (1985-present). Director, Phoenix Home Life Mutual Insurance
                                                                   Company (1972-1998).
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (55)          Served since        31         Managing Director, Northway Management Company (1998-present).
  Northway Management Company       1988.                          Managing Director, Mullin Associates (1993-1998).
  164 Mason Street
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (70)       Served since        31         Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street                   1995.                          Compuware (1996-present) and WWF, Inc. (2000-present).
  Alexandria, VA 22314                                             President, The Trust for America's Health  (non-profit)
                                                                   (2001-present). Director, Duty Free International, Inc.
                                                                   (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEE

     The individual listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
   NAME, (AGE), ADDRESS                            FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
   AND POSITION(S) WITH              LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
         TRUST                      TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 *Philip R. McLoughlin (55)         Served since        44         Chairman (1997-present), Director (1995-present), Vice Chairman
                                    1993.                          (1995-1997) and Chief Executive Officer (1995-present), Phoenix
  Chairman and President                                           Investment Partners, Ltd. Director, Executive Vice President

                                                                   and Chief Investment Officer, The Phoenix Companies, Inc.
                                                                   (2001-present). Director (1994-present) and Executive Vice
                                                                   President, Investments (1988-present), Phoenix Life Insurance
                                                                   Company. Director (1983-present) and Chairman (1995-present),
                                                                   Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                                   President (1990-2000), Phoenix Equity Planning Corporation.
                                                                   Chairman and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                   (1999-present). Director, PXRE Corporation (Delaware) (1985-
                                                                   present), World Trust Fund (1991-present). Director and
                                                                   President, Phoenix Investment Management Company (2001-present).
                                                                   Director and Executive Vice President, Phoenix Life and Annuity
                                                                   Company (1996-present). Director and Executive Vice President,
                                                                   PHL Variable Insurance Company (1995-present). Director, Phoenix
                                                                   National Trust Company (1996-present). Director and Vice
                                                                   President, PM Holdings, Inc. (1985-present). Director, PHL
                                                                   Associates, Inc. (1995-present). Director (1992-present) and
                                                                   President (1992-1994), WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

  * Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with
    Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS 1 OF THE FUND WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S) HELD WITH
     NAME, (AGE) AND                TRUST AND LENGTH OF                                  PRINCIPAL OCCUPATION(S)
         ADDRESS                        TIME SERVED                                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Michael E. Haylon (44)            Executive Vice President       Director and Executive Vice President; Investments, Phoenix
                                    since 1995.                    Investment Partners, Ltd. (1995-present). Director (1994-
                                                                   present), President (1995-present), Phoenix Investment Counsel,
                                                                   Inc. Director, Phoenix Equity Planning Corporation (1995-
                                                                   present). Executive Vice President, Phoenix Fund Complex
                                                                   (1993-present).
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (57)             Executive Vice President       Executive Vice President and Chief Financial Officer (1999-
                                    since 1993.                    present), Senior Vice President and Chief Financial Officer
                                                                   (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                                   (1998-present), Senior Vice President, Finance (1990-present),
                                                                   Chief Financial Officer (1996-present), and Treasurer (1998-
                                                                   present), Phoenix Equity Planning Corporation. Director
                                                                   (1998-present), Senior Vice President (1990-present), Chief
                                                                   Financial Officer (1996-present) and Treasurer (1994-present),
                                                                   Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                                   Financial Officer, Duff & Phelps Investment Management Co.
                                                                   (1996-present). Vice President, Phoenix Fund Complex
                                                                   (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (51)               Executive Vice President       President, Private Client Group (1999-present), Executive Vice
                                    since 1998.                    President, Retail Division (1997-1999), Phoenix Investment
                                                                   Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                                   Planning Corporation (2000-present). Executive Vice President,
                                                                   Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------

                                             OFFICERS 1 OF THE FUND WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S) HELD WITH
     NAME, (AGE) AND                TRUST AND LENGTH OF                                  PRINCIPAL OCCUPATION(S)
         ADDRESS                        TIME SERVED                                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  James D. Wehr (44)                Senior Vice President          Senior Vice President, Fixed Income (1998-present), Managing
                                    since 1997.                    Director, Fixed Income (1996-1998), Phoenix Investment
                                                                   Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  David L. Albrycht (40)            Vice President since 2001.     Managing Director, Fixed Income, Phoenix Investment Counsel,
                                                                   Inc. (1996-present).
------------------------------------------------------------------------------------------------------------------------------------
  Steven L. Colton (42)             Vice President since 1998.     Managing Director, Value Equities, Phoenix Investment Counsel,
  221A Mt. Hermon Road,                                            Inc. (1997-present). Vice President/Senior Portfolio Manager,
  Graham Plaza, Scotts Valley                                      American Century Investment Management (1987-1997). Portfolio
  CA 95066                                                         Manager, American Century/Benham Equity Growth Fund (1991-1996)
                                                                   and American Century/Benham Utilities Income Fund (1993-1997).
------------------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (54)           Vice President since 1999.     Vice President and Compliance Officer, Phoenix Investment
                                                                   Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                                                   Inc. (1999-present). Vice President, Phoenix Fund Complex
                                                                   (1999-present). Compliance Officer (2000-present) and Associate
                                                                   Compliance Officer (1999), PXP Securities Corp. Vice President,
                                                                   Risk Management Liaison, Bank of America (1996-1999). Vice
                                                                   President, Securities Compliance, The Prudential Insurance
                                                                   Company of America (1993-1996). Branch Chief/Financial Analyst,
                                                                   Securities and Exchange Commission, Division of Investment
                                                                   Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (49)             Treasurer since 1994.          Vice President, Fund Accounting (1994-present) and Treasurer
                                                                   (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                                   Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (43)             Secretary since 2002.          Vice President and Insurance and Investment Counsel (2002-
  One American Row                                                 present), Counsel (1993-2002), Phoenix Life Insurance Company.
  Hartford, CT 06102                                               Secretary, Phoenix Fund Complex (2002-present).
------------------------------------------------------------------------------------------------------------------------------------

1 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PHOENIX-OAKHURST INCOME & GROWTH FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                                          ----------------
                                                             PRESORTED
                                                              STANDARD
                                                            U.S. POSTAGE
                                                                PAID
                                                           Louisville, KY
                                                          Permit No. 1051
                                                          ---------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS, LTD.
[GRAPHIC OMITTED]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.


PXP 743 (6/02)